UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported event): March 17, 2010

  GEOPHARMA, INC.

(Exact name of registrant as specified in charter)

Florida	001-16185	59-2600232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6950 Bryan Dairy Road, Largo, Florida	33777
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (727) 544-8866

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule

On March 17, 2010, GeoPharma, Inc. received a letter from The Nasdaq Stock Market regarding the Company's noncompliance with Listing Rule 5550(a)(2), as related to the maintenance of the $1 bid price of the Company's common stock and Listing Rule 5810(c)(3)(A), as related to the 180 calendar day extension granted.

The Company plans on requesting a hearing as provided for in those Listing Rules. The deadline for the request for hearing is 4:00 pm Eastern Time on March 23, 2010.

A copy of the letter is attached as Exhibit 99.1 hereto.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following documents are filed as exhibits to this report:

99.1 Nasdaq Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorize

GEOPHARMA, INC.

Date: March 22, 2010	/s/ Mihir K. Taneja
Mihir K. Taneja,
Chief Executive Officer

/s/ Carol Dore-Falcone
Carol Dore-Falcone,
Senior Vice President and Chief Financial Officer

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